BTCS

Investor Presentation

March 2026

www.btcs.com

Safe Harbor

This presentation contains statements, estimates, forecasts, and projections regarding future performance and events that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Those statements include statements regarding our position to capitalize on the explosive growth potential of Ethereum, revenue growth, improving margins, expectations from the integration of DeFi and TradFi mechanisms to maximize ETH holdings, increasing share price, real world asset adoption, and the potential opportunity of scalable revenue and business growth. These statements may be identified by the use of words like “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “should,” and “seek,” and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those projected in the forward-looking statements. Important factors and risks that could cause actual results to differ materially from our expectations include, but are not limited to, regulatory issues, the rewards and costs associated with validating transactions on proof-of-stake blockchains, unexpected issues with our product offerings including Builder+, competition, a significant decrease in the value of our crypto asset holdings, loss or theft of the private withdrawal keys or smart contract vulnerabilities resulting in the complete loss of or inability to access our crypto assets and rewards, as well as those risks detailed in our filings with the SEC, including our most recent Form 10-K and other filings with the SEC.

Neither BTCS nor any of its affiliates undertake any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such documents. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC.

If anyone provides you with different or inconsistent information, you should not rely on it. Our filings with the SEC are available to the public on, and may be reviewed at, the SEC’s website (www.sec.gov) and on BTCS’s website (www.btcs.com). The content on our website is not incorporated into this presentation.

BTCS

Blockchain Technology Consensus Solutions

BTCS is a publicly traded Ethereum-focused blockchain technology company. BTCS generates revenue through blockchain operations from three distinct business lines, NodeOps, Builder+, and Imperium. Our approach emphasizes disciplined execution, risk-managed growth, and the efficient deployment of ETH and assets across our operations to drive sustainable growth and long-term shareholder value.

2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026

- Bitcoin Shop Inc. goes public, focused on e-comm. Commences Bitcoin mining by end of 2014.
- The Ethereum network officially launches
- Changes name from Bitcoin Shop, Inc. to BTCS Inc
- Announces digital asset acquisition strategy
- Launches **NodeOps**
- Commences trading on Nasdaq.
- Introduces the "Bividend," the first dividend payable in Bitcoin by a public company.
- Launches **Builder+**
- Launches **Imperium**
- Delivers record 2025 full-year unaudited revenue of approximately $16 M

Ethereum's Performance [1]


Ethereum is the **Best-Performing Asset** Since 2016
45,000%
40,000%
35,000%
30,000%
25,000%
20,000%
15,000%
10,000%
5,000%
0%
Ethereum
Bitcoin
Nvidia
Strategy
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
18,500%
NVIDIA
10,580%
9,870%
Strategy
605%

1. Cumulative return using monthly historical price data from Oct 1, 2016, to Feb 1, 2026, sourced from https://www.investing.com/

Ethereum Adoption

Ethereum is the **world's leading** smart contract blockchain that powers the tokenization of real-world assets. Ethereum is used by the **largest institutions** in the world to build stablecoins, tokenize equities, and transform the new digital economy.

Real World Assets on Ethereum[1]


$1.08T
$695B
$447B
$287B
$180
$123B
$104B
$97B
$72B
$20B
$1.0 T
$800 B
$600 B
$400 B
$200 B
$0 B
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029

Institutions are Choosing Ethereum


BlackRock
VanEck
Swift
NYSE
DTCC
CIRCLE
coinbase
J.P.Morgan
Robinhood
PayPal

1. Total real-world assets on Ethereum as of each year-end according to https://app.rwa.xyz/networks/ethereum . Years 2026-2028 are estimated based on a 56% compound annual growth rate. Includes: Stabelcoins, U.S Treasury Debt, Commodities, private credit, Institutional Alternative Funds, non-US Government Debt, Public Equity, Corporate Bonds, and Actively-Managed Strategies

The Ethereum and DeFi Economy

Imperium Operates in a Rapidly Expanding On-Chain Financial System

- $100B+ of capital is locked in DeFi protocols, forming a deep liquidity base for lending, staking, and liquidity provision[1].
- Stablecoin transaction volume exceeds $15T annually, providing the primary liquidity rail for DeFi lending and yield strategies[3].
- Leading DeFi protocols generate billions in estimated annualized revenue, demonstrating real economic activity[4].
- Imperium deploys capital directly into these revenue-generating protocols, positioning BTCS to capture high-margin, utilization-driven income.



Spot Trading Is Moving On-Chain
25%
20%
15%
10%
5%
0%
2%
5%
8%
12%
16%
22%
2020
2021
2022
2023
2024
2025
DEX Share of Spot Volume[2]

1. Total Value Locked across all blockchains according to https://defillama.com/ as of March 2, 2026
2. DEX share of global trading volumes and comparative CEX dynamics: CoinLaw — https://coinlaw.io/decentralized-exchange-vs-centralized-exchange-statistics
3. Stablecoin transaction volumes and usage insights: AirdropBee stablecoin statistics — https://airdropbee.com/stablecoin-statistics-transaction-volume
4. CoinTelegraph Q2 2025 DEX vs CEX volume analysis — https://cointelegraph.com/news/dex-volumes-hit-record-q2-2025-pancakeswap-hyperliquid-lead. Estimated annualized fees inferred from reported trading volumes and typical DEX fee structures.

Crypto Regulatory Update

Regulatory clarity may support institutional participation

Market Structure Legislation in Progress:

- The CLARITY Act aims to define regulatory jurisdiction between the SEC and CFTC for digital assets.
- Seeks to distinguish securities from digital commodities.
- Would establish clearer disclosure and compliance standards for crypto markets.

Stablecoin and DeFi Oversight Developing:

- Proposed frameworks include reserve, transparency, and registration standards for stablecoin issuers.
- Legislative efforts signal growing federal engagement with DeFi and on-chain activity.
- Movement toward statutory guidance rather than regulation by enforcement.

Current Status:

- House approval achieved; Senate consideration ongoing.
- Timeline remains uncertain as negotiations continue.
- Regulatory clarity remains a central industry priority in 2026.

Implications for BTCS:

- Clear jurisdictional rules could support broader institutional participation in staking and DeFi.
- Defined stablecoin frameworks may strengthen confidence in on-chain liquidity markets.
- Increased regulatory clarity may reduce structural risk across NodeOps, Builder+, and Imperium.



Rep. Mike Flood @USRepMikeFlood · Jul 17, 2025
The CLARITY Act signals a new era of innovation in America.
From advancing Web3.0 to providing clear rules of the road for the digital asset market, this bipartisan bill ensures the U.S. remains at the forefront of #Fintech.
More from today's debate on the House Floor
REP. MIKE FLOOD
(R) Nebraska
1:03
42
165
704
30K



Bitcoin Magazine
U.S. Treasury: U.S. Needs To Pass Clarity Act To Clear Path For Bitcoin And Crypto Markets
Treasury Secretary Scott Bessent recently pressed lawmakers to act on stalled crypto legislation, saying the United States must secure clear...



CoinDesk
Key Senate Democrat wants U.S. crypto bill to move, and SEC chief reveals danger of defeat
Senator Mark Warner, a leading Democratic negotiator on the market structure bill, said he wants it to pass, and SEC chief Paul Atkins said...



Stuart Alderoty
@s_alderoty · Follow
Productive session at the White House today - compromise is in the air. Clear, bipartisan momentum remains behind sensible crypto market structure legislation. We should move now - while the window is still open - and deliver a real win for consumers and America.
6:45 PM · Feb 10, 2026
7.6K
Reply
Copy link
Read 362 replies

Public Markets – Blockchain Exposure

BTCS

Investors have multiple avenues to gain exposure to digital assets, but not all exposure is equal:

	Exchange Traded Fund	Digital Asset Treasury	BTCS
ETH 1:1	✅	✅	✅
Yield	❌	✅	✅
Integrated Operations	❌	❌	✅
DeFi / TradFi Capital Formation	❌	❌	✅
Participation in On-Chain Economy	❌	❌	✅

BTCS is a publicly traded Ethereum infrastructure company focused on operating validators, block-building, and DeFi infrastructure to generate scalable, high-margin revenue.

DeFi/TradFi Accretion Flywheel

The DeFi/TradFi Accretion Flywheel is a capital strategy that BTCS uses to efficiently raise capital, accumulate assets, and generate scalable revenue.


Builder+
Block Building
Imperium
DeFi
NodeOps
Staking
Share Appreciation
Generate Revenue
Grow Assets & Drive Revenue
Strategic Capital Raise
Accumulate Assets

Three Pillars of Revenue Generation

BTCS is positioned to generate scalable, high-margin revenue through its integrated on-chain operations across validators, block building, and DeFi markets.

Builder+

Build Blocks for Validators

- BTCS participates in the block-building value chain
- Operating proprietary builders that optimize and submit blocks to validators.
- BTCS grows builder revenue through tech improvements, order flow, and blockspace control.

NodeOps

Staking Through Solo and Rocket Pool Nodes

- ETH is "staked" to operate Ethereum validator nodes.
- Validators verify transactions, propose blocks, and earn rewards.
- BTCS generates staking revenue from consensus layer rewards and transaction fees.

Imperium

Participate in On-Chain DeFi Markets

- BTCS participates in DeFi protocols that support lending, borrowing, and other on-chain financial activities.
- These activities generate high-margin on-chain revenue.

2025 Revenue Breakdown


NodeOps
Growth
Margin
Low
High
Builder+
Growth
Margin
Low
High
Imperium
Growth
Margin
Low
High

Growth and margin charts are for illustrative purposes and are not to scale


Breakdown of BTCS 2025 Revenue (Unaudited)
8% Imperium
Launched H2 2025
12% NodeOps
80% Builder+

Multibillion-Dollar Ethereum Markets

BTCS

BTCS's NodeOps, Builder+, and Imperium business lines operate in complementary, multibillion-dollar segments of the Ethereum ecosystem, spanning staking, transaction fee capture, and decentralized finance, each tapping into substantial institutional and on-chain activity.

Builder+

Market Opportunity[1]:

$380M

Key Competitors:

TITAN

BeaverBuild

BuilderNet

NodeOps

Market Opportunity[2]:

$2.2B

Key Competitors:

Figment

BLOCKDAEMON

Imperium

Market Opportunity[3]:

$1.5B

Key Competitors:

jump_

WINTERMUTE

1. Estimated total priority fees and MevBoost tips for 2025 sourced from https://blockworks.com/analytics/ethereum/ethereum-financials
2. Total value of ETH staked sourced from https://beaconcha.in/charts/staked_ether as of March 2, 2026, multiplied by a 2.77% staking yield sourced from https://www.stakingrewards.com/asset/ethereum-2-0 as of March 9, 2026, using a $2,100 ETH price.
3. Estimated total DeFi protocol fees from Aave, Uniswap, Morpho, Maple, and Curve Finance as of March 9, 2026, sourced from https://defillama.com/protocols

Accelerating Revenue Growth


BTCS Annual Revenue
$18 M
$16 M
$14 M
$12 M
$10 M
$8 M
$6 M
$4 M
$2 M
$0 M
$16 M
$4.07 M
$1.34 M
2023
2024
2025
NodeOps
Builder+
Imperium


BTCS Quarterly Revenue
$10 M
$8 M
$6 M
$4 M
$2 M
$0 M
$6.6 M
$4.9 M
$2.3 M
$2.8 M
$1.7 M
$0.4 M
$0.6 M
$0.7 M
2024 Q1
2024 Q2
2024 Q3
2024 Q4
2025 Q1
2025 Q2
2025 Q3
2025 Q4[1]
NodeOps
Builder+
Imperium

1. Unaudited

Capitalization Table

BTCS

Equity Instrument	Outstanding[1]	Fully Diluted[1]
Common Shares[2]	47,163,343	47,163,343
Convertible Debt (Conversion Price = $5.85)		1,334,679
Convertible Debt (Conversion Price = $13.00)		773,078
Convert Warrants #1 (Exercise Price = $2.75, exp. 5/13/2030)		532,191
Convert Warrants #2 (Exercise Price = $8.00, exp. 7/21/2030)		879,375
Employee Equity Awards (includes unvested performance-based options & RSUs)		8,116,943
Total	47,163,343	**58,799,609**
Series V Preferred Stock[3] [4]		15,671,405

(1) As of March 9, 2026
(2) Includes 478,375 restricted shares of Common Stock held by Insiders that remain subject to forfeiture based on vesting conditions that include Market Cap thresholds and time-based vesting
(3) Includes 278,375 restricted shares of Series V Preferred Stock held by Insiders that remain subject to forfeiture based on vesting conditions that include Market Cap thresholds and time-based vesting
(4) Shareholders have authorized the board to convert the Series V to common stock on a 1:1 basis. However, as part of the July 21, 2025, convertible note financing terms, the Company agreed that, while the notes remain outstanding, it will not amend its non-convertible Series V Preferred Shares to allow for conversion into common stock prior to January 21, 2027.

Leadership Team & Board

Executive Team:



Charles Allen
Chief Executive Officer & Chairman of the Board



Michael Prevoznik
Chief Financial Officer



Benjamin Hunter
Chief Technology Officer



Eldari Gogiashvili
Ethereum Team Lead

Board of Directors:



Melanie Pump
Director



Charlie Lee
Director



Ashley DeSimone
Director

For full biographies of our Leadership Team and Board of Directors, visit our website at www.btcs.com

Key Takeaways

- Continuing to grow revenue and scale operations
- Financial flexibility to raise accretive capital
- Most seasoned public crypto company with experienced leadership
- Regulatory tailwinds support Ethereum, stablecoins, and DeFi
- New entrants bring more attention and understanding to the space



BTCS Annual Revenue
$20 M
$10 M
$0 M
$1.3 M
$4.1 M
$16.0 M
2023
2024
2025
Market Cap
$150 M
$100 M
$50 M
$0 M
$25 M
$46 M
$124 M
2023
2024
2025
Total Assets
$300 M
$200 M
$100 M
$0 M
$27 M
$38 M
$299 M
2023
2024
2025[1]

1. As of September 30, 2025

BTCS

Appendix

Investors

- ir@btcs.com
- www.btcs.com
- www.btcs.com/investors/
- www.btcs.com/news-media/
- www.btcs.com/research-thought-leadership/

Social Media Channels

- www.twitter.com/NasdaqBTCS
- www.linkedin.com/company/nasdaq-btcs
- www.youtube.com/c/BTCSInc